ALLIANCE NEW EUROPE FUND

ANNUAL REPORT
JULY 31, 1997

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                                 ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

August 25, 1997

Dear Shareholder:

This annual report contains Fund performance and investment activity for the period ended July 31, 1997. We are pleased to inform you that Alliance New Europe Fund is now being managed by Stephen Beinhacker. Mr. Beinhacker joined Alliance in 1992 and has 11 years of investment experience. Prior to joining Alliance, Mr. Beinhacker was a Vice President in the Worldwide Equities Division of Lehman Brothers.

Since our last report to you dated January 1997, both the European markets and your Fund have continued to perform well. Strong local currency returns have once again been dented by the strength of the dollar which has reduced the total return on European securities to U.S. dollar-based investors. In a real sense however, local currency returns during the period in many of the European markets would not have been so high in the first place, but for the strength of the U.S. dollar. The U.S. dollar's strength during the period played a pivotal role in bolstering growth prospects for continental European economies and corporate profits.

INVESTMENT RESULTS
The following table provides information on your Fund's performance and, for comparison, that of relevant benchmarks for the six and 12 month periods ended July 31, 1997. The Fund's Class A shares underperformed the unmanaged Morgan Stanley Capital International (MSCI) Europe Index on a six and 12 month basis. Relative to its peer group, as represented by the Lipper European Region Funds Average, it improved its relative standing over the last six months as compared to the prior six months.


INVESTMENT RESULTS*
Period Ended July 31, 1997
                                              TOTAL RETURNS
                                         6 MONTHS      12 MONTHS
                                       -----------    -----------
ALLIANCE NEW EUROPE FUND
  Class A                                 15.38%         28.78%
  Class B                                 14.92%         27.76%
  Class C                                 14.97%         27.73%

MSCI EUROPE INDEX                         19.48%         38.30%
LIPPER EUROPEAN REGION FUNDS AVERAGE      13.51%         29.71%


* THE FUND'S INVESTMENT RESULTS ARE CUMULATIVE TOTAL RETURNS FOR THE PERIODS SHOWN AND ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES AS OF JULY 31, 1997. TOTAL RETURNS FOR ADVISOR CLASS SHARES WILL DIFFER DUE TO DIFFERENT EXPENSES ASSOCIATED WITH THAT CLASS. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. RETURNS FOR THE FUND AND ITS BENCHMARKS INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD.

     THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE INDEX IS UNMANAGED AND DOES NOT REFLECT FEES AND EXPENSES. THE INDEX MEASURES THE PERFORMANCE OF STOCK MARKETS IN 14 EUROPEAN COUNTRIES. THE LIPPER EUROPEAN REGION FUNDS AVERAGE IS BASED ON THE PERFORMANCE OF A UNIVERSE OF MUTUAL FUNDS WITH GENERALLY SIMILAR INVESTMENT OBJECTIVES. SALES CHARGES ARE NOT DEDUCTED.

     ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 4.


The Fund's underperformance came from a benchmark-relative underweight position in European banks, namely in the U.K. and Germany. Poor timing in buying undervalued stocks where signs of a forward progress on restructuring efforts failed to materialize during the period under review also contributed to the Fund's underperformance. Stocks in this group included Reed International Plc., Rank Group Plc., Reuters Holdings Plc., Pearson Plc., BTR Plc., BPB Plc. and General Electric Co. Plc. in the United Kingdom; Bouygues, S.A. and Michelin
(CGDE) Ser. B. in France; and Hornbach Holdings AG and Sueddeutsche Zucker AG in Germany.


1



                                                       ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

Conversely, undervalued stocks, where palpable evidence of restructuring and a cyclical uplift in earnings were evident, performed well. Stocks in this group, which helped to bolster the Fund's performance included Lloyds TSB Group Plc., British Aerospace Plc. and Scottish Power Plc. in the United Kingdom; Alcatel Alsthom (Cie Generale) and Societe Generale in France; Philips Electronics N.V. in the Netherlands; and Electrolux AB Ser. B. in Sweden.

MARKET AND ECONOMIC OVERVIEW
The rise in European markets, which began at the end of 1996, continued unabated during the six months ending July. The Netherlands and Switzerland turned in the biggest gains, rising 47.2% and 37.5%, respectively as measured by the MSCI Netherlands Index and the MSCI Switzerland Index. These markets were led higher by a select group of large company stocks situated in the "sweet spot" of global growth, wherein the favorable dollar and these companies' good mix of businesses attracted investor attention. The French and British stock markets performed relatively poorly, rising a modest 21.6% and 15.2% in local currency terms, respectively as measured by the MSCI France Index and the MSCI United Kingdom Index. Both countries suffered on a relative basis due to ongoing political and currency concerns. By stock groups, the leaders were clearly marked with sharp gains for telecommunication related issues, oil stocks, banks and computer and technology companies.

Economic conditions in continental Europe continued to improve throughout the spring with rising consumer sentiment in France and improving business optimism in Germany. These two economies, in conjunction with Italy, still lag behind in the economic cycle relative to other European markets. These other markets appear to be more in need of firm monetary policy, rather than loose monetary policy. Recognizing this, both the Dutch and Norwegian central banks recently pushed their respective short-term rates higher.

While growth around the "periphery" of Europe has been stronger than at the "core," growth in the United Kingdom--home to the largest equity market in Europe--was two-tiered. Domestic consumption and spending has been very strong, supported by windfall gains generated by bank and insurance company de-mutualizations, but export driven activity was rather desultory as a result of sterling's strength.

Until recently, sterling's strength has been supported by the market's correct perception that interest rates were set to rise in order to slow domestic demand. As a result, interest rates rose five times in nearly as many months with the last increase coming just at the start of August. With short rates moving to a point where England boasts the only inverted yield curve amongst the G-7 nations, sterling's strength, while having abated recently, is unlikely to materially recede.

Sterling's strength was all the more pronounced given the weakness in continental currencies against the U.S. dollar, with the German deutschemark declining 12.2% against the greenback during the past six months. Weakness in continental European currencies was supported by ultra-low nominal interest rates and a perception that the European project for economic and monetary union (EMU) would now include a wider group of countries than theretofore expected.

INVESTMENT ACTIVITY AND OUTLOOK
With the second quarter reporting season in full swing, we continue to be impressed with the strength of most European economies. The quality of some of the earnings being reported, has been good, plus the economic cycle has coincided with a corporate restructuring cycle to produce earnings surprises that exceed the markets' already bullish expectations. Whereas U.S. companies have produced a record 18 consecutive quarters of earnings surprises, European companies are only now in their fourth or fifth consecutive quarter of earnings surprises.

These ongoing earnings surprises, have been, and are likely to continue to be, the primary driver of relative equity performance this year. We feel they are a necessary, but not sufficient, condition to keep European share prices moving forward. By our measures of valuation, European markets are 5% overvalued at present. While overvaluation by itself need not imply that an imminent decline in prices is upon us, it does imply a heightened sense of risk. To our way of thinking, these risks come either from an external shock to the system (e.g. a significant change in the direction of interest rates or foreign currency), or a setback in another major equity market (e.g. United States). Ignoring these events, as long as earnings continue to exceed expectations (and not just on the basis of currency-assisted gains), we expect share prices to move higher by tracking their relative earnings progress. This may make the market's rise more labored, but it is also likely to lead to a more differentiated performance between winners and losers.


2



                                                       ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

Stories of European company restructurings are making the rounds once again, this time via the strong earnings reports being released by companies. Therefore, we have taken the opportunity to either initiate or add to positions in companies, that have in the past several years, successfully restructured their operations, but which the market appears to have forgotten about. Rather than be enamored with the new restructuring (where expectations of relative value are high) we have gone back to proven restructuring stories that have lagged in the past. These include Schindler Holding A.G. in Switzerland, Stork N.V. in the Netherlands, Tomkins Plc. in the United Kingdom, and ABB AB in Sweden. All these companies share a strong cyclical element to their business with high and rising return on capital employed. All these shares have lagged their respective markets until recently, and based on our appraisal of company growth prospects and price, we feel these shares offer significant upside potential from these levels.

Restructuring stories that have been difficult or have lacked visibility have been trimmed or sold. These companies include Veba A.G. in Germany, BTR Plc. in the United Kingdom, Electrolux AB Ser. B. in Sweden, and Bouygues, S.A. in France. We have also reduced our position in French property stocks and are likely to use companies with diminished prospects as a source of cash to fund new positions in the near future.

Looking forward, the risks to this near-perfect equity environment can come from two areas. The first is a strong synchronization of world growth, which leads to price pressures in both commodities and wages. This is less likely now that Japan is weakening again. The second is an unexpected political misstep or exogenous shock which we cannot forecast. As we move through the remainder of the year, we expect volatility to become more two-way, rather than continuing on the upside as it has most recently done. However, volatility need not be feared since it should give us an opportunity to add to positions in "visible" growth at discounts to our assessment of these companies' fair value. We are currently 95% invested and will look to use cash to add to or start positions in companies such as those mentioned above as price opportunities present themselves.

As always, we appreciate your investment in Alliance New Europe Fund and look forward to reporting its progress to you in the coming period.
Sincerely,


John D. Carifa
Chairman and President


Stephen Beinhacker
Portfolio Manager


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


3



INVESTMENT OBJECTIVE AND POLICIES                      ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

Alliance New Europe Fund is a non-diversified investment company that seeks long-term capital appreciation through investment primarily in the equity securities of companies based in Europe.



INVESTMENT RESULTS
_______________________________________________________________________________

AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 1997

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      28.78%         23.32%
Five Years                    16.89%         15.87%
Since Inception*              10.56%          9.90%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      27.76%         23.76%
Five Years                    16.07%         16.07%
Since Inception*              12.28%         12.28%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      27.73%         26.73%
Since Inception*              17.66%         17.66%


Average annual total returns reflect reinvestment of dividends and/or capital gain distributions in additional shares, with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1; 3% year 2; 2% year 3; 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 4/2/90, Class A; 3/5/91, Class B; 5/3/93, Class C.

4

                                                       ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

ALLIANCE NEW EUROPE FUND
GROWTH OF A $10,000 INVESTMENT
4/30/90* TO 7/31/97

$26,000
$23,000
$20,000
$17,000
$14,000
$11,000
$10,000
$8,000

MSCI Europe Index: $25,909

Lipper European Region Funds Avg.: $21,156

New Europe Fund
Class A: $20,232


4/30/90   7/31/91   7/31/92   7/31/93   7/31/94   7/31/95   7/31/96   7/31/97


This chart illustrates the total value of an assumed $10,000 investment in Alliance New Europe Fund Class A shares (from 4/30/90 to 7/31/97) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Morgan Stanley Capital International (MSCI) Europe Index measures the overall performance of stock markets in 14 European countries.

The Lipper European Region Funds Average reflects the performance of 70 funds, 5 of which have been in existence for the full time represented in this chart. These funds have generally similar investment objectives to Alliance New Europe Fund, although the investment policies of some funds included in the average may vary.

When comparing Alliance New Europe Fund to the index and average shown above, you should note that no charges or expenses are reflected in the performance of the index. Lipper results include fees and expenses.


New Europe Fund
MSCIEurope Index
Lipper European Region Funds Avg.


*  Month-end nearest to Fund's inception date of 4/2/90.


5



TEN LARGEST HOLDINGS
JULY 31, 1997                                          ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

COMPANY                                    U.S. $ VALUE   PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
Novartis A.G.                               $ 5,530,117               3.3%
Akzo Nobel                                    4,100,323               2.5
Total, S.A. Cl. B                             3,782,711               2.3
International Nederlanden Groep NV            3,743,597               2.3
Ciba Specialty Chemicals A.G.                 3,178,621               1.9
British Aerospace Plc.                        2,910,404               1.8
British Petroleum Co. Plc.                    2,903,159               1.7
Elf Aquitaine, S.A.                           2,842,681               1.7
Cable & Wireless Plc.                         2,676,788               1.6
Philips Electronics N.V.                      2,649,689               1.6
                                            $34,318,090              20.7%


MAJOR PORTFOLIO CHANGES
SIX MONTHS ENDED JULY 31, 1997
_______________________________________________________________________________

PURCHASES                        COUNTRY              BOUGHT   HOLDINGS 7/31/97
-------------------------------------------------------------------------------
ABB AB Ser. A                    Sweden              121,600        121,600
Accor, S.A.                      France                9,918          9,918
Axime                            France               16,000         16,000
Cable & Wireless Plc.            United Kingdom      183,900        266,100
Ciba Specialty Chemicals A.G.    Switzerland          34,500         34,500
Den Danske Bank                  Denmark              18,000         18,000
General Accident Plc.            United Kingdom       90,000         90,000
Mannesmann A.G.                  Germany               2,900          2,900
Tomkins Plc.                     United Kingdom      282,400        519,000
United News &Media Plc.          United Kingdom      125,100        125,100


SALES                            COUNTRY                SOLD   HOLDINGS 7/31/97
-------------------------------------------------------------------------------
AB Astra Ser. B                  Sweden               32,500             -0-
Barclays Plc.                    United Kingdom      180,000             -0-
Bayer A.G.                       Germany              71,000             -0-
Bouygues, S.A.                   France               14,978             -0-
British Telecom Plc.             United Kingdom      209,000             -0-
BTR Plc.                         United Kingdom      442,750             -0-
Cadbury Schweppes Plc.           United Kingdom      202,647             -0-
Glaxo Wellcome Plc.              United Kingdom      127,900             -0-
Grand Metropolitan Plc.          United Kingdom      202,000             -0-
Wimpey (George) Plc.             United Kingdom      630,000             -0-


6



INDUSTRY DIVERSIFICATION
JULY 31, 1997                                          ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

COMPANY                                    U.S. $ VALUE   PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
Aerospace & Defense                        $  2,910,404               1.8%
Basic Industries                             17,729,409              10.7
Capital Goods                                 8,654,501               5.2
Consumer Manufacturing                       10,331,215               6.2
Consumer Services                            24,206,541              14.6
Consumer Staples                             11,551,559               7.0
Energy                                       15,727,655               9.5
Finance                                      24,165,777              14.6
Healthcare                                    8,564,483               5.2
Multi-Industry                               12,960,854               7.8
Technology                                    5,551,539               3.3
Transportation                                1,634,115               1.0
Utilities                                    11,651,036               7.0
Other                                           159,189               0.1
Total Investments                           155,798,277              94.0
Cash & Receivables, net of liabilities        9,849,123               6.0
Net Assets                                 $165,647,400             100.0%


7



PORTFOLIO OF INVESTMENTS
JULY 31, 1997                                          ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-91.7%
DENMARK-1.6%
Den Danske Bank                                  18,000      $ 1,898,355
Sophus Berendsen A. S. Ser. B                     5,800          818,345
                                                             ------------
                                                               2,716,700

FINLAND-3.8%
Huhtamaki Group Ser. I                           24,780        1,118,095
Kesko                                            47,600          666,843
Nokia Corp.                                      12,000        1,035,960
Orion-yhtyma Oy Ser. B                           39,600        1,433,751
Outokumpu Oy Ser. A                              36,100          683,071
Rauma Group Oy                                   32,000          703,303
Rautaruukki Oy                                   45,000          462,580
UPM-Kymmene Corp. Oy                              9,380          227,488
                                                             ------------
                                                               6,331,091

FRANCE-15.4%
Accor, S.A. (a)                                   9,918        1,492,621
Alcatel Alsthom (Cie Generale) (a)               11,400        1,489,234
Assurances Generales de France (a)               57,000        2,047,926
Axime (a) (b)                                    16,000        1,785,285
Eaux (Cie Generale)                              11,292        1,427,717
  Warrants expiring 5/02/01                      11,292            6,747
Elf Aquitaine, S.A. (a)                          24,900        2,842,681
GTM Entrepose, S.A. (a)                          12,740          717,555
Legris Industries, S.A. (a)                      25,884        1,128,508
Michelin (CGDE) Ser. B (a)                       23,850        1,485,414
Pechiney, S.A. Ser.A (a)                         27,000        1,172,368
Salomon, S.A. (a)                                10,500          805,364
SEFIMEG (a)                                       9,700          596,769
SGS - Thomson Microelectronics N.V. (a) (b)      13,700        1,241,060
Societe Generale (a)                              8,000        1,056,703
Total, S.A. Cl.B (a)                             37,662        3,782,711
Unibail                                          11,720        1,069,265
Usinor Sacilor (a)                               71,000        1,415,907
                                                             ------------
                                                              25,563,835

GERMANY-7.4%
Adidas A.G.                                       8,500          997,013
Deutsche Telekom A.G.                            35,700          843,307
Lufthansa A.G.                                  104,000        2,092,425
Mannesmann A.G.                                   2,900        1,351,181
Preussag A.G.                                     5,000        1,515,069
Schmalbach Lubeca A.G.                            6,740        1,374,353
Sueddeutsche Zucker A.G.                          2,833        1,356,886
Veba A.G.                                        24,000        1,393,212
Volkswagen A.G.                                   1,760        1,347,597
                                                             ------------
                                                              12,271,043

ITALY-3.1%
Edison S.p.A.                                   101,900          473,504
Eni S.p.A (Ente Nazionale Idrocarburi)          317,000        1,854,096
Saipem S.p.A.                                    66,400          330,028
Telecom Italia S.p.A.                           375,388        2,387,205
                                                             ------------
                                                               5,044,833

NETHERLANDS-9.1%
Akzo Nobel                                       26,500        4,100,323
Fortis Amev N.V.                                 48,100        2,187,735
International Nederlanden Groep NV               77,000        3,743,597
Philips Electronics N.V.                         32,700        2,649,689
Stork N.V.                                       24,000          963,102
Thermo Eurotech N.V. (b) (c)                    160,000          463,030
Vendex International N.V.                        18,000          927,217
                                                             ------------
                                                              15,034,693

NORWAY-1.5%
Bergesen Cl.A                                    63,850        1,634,115
Orkla A.S.A. Ser. A                              11,800          852,699
                                                             ------------
                                                               2,486,814

PORTUGAL-0.4%
Electricidade de Portugal, S.A.                  40,000          678,400


8



                                                       ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
SPAIN-1.8%
Banco Santander, S.A.                            37,800      $ 1,054,759
Tabacalera, S.A. Ser. A                          24,500        1,305,848
Unidad Editorial, S.A. (b) (c)                  549,920          565,707
                                                             ------------
                                                               2,926,314

SWEDEN-4.5%
ABB AB Ser. A                                   121,600        1,622,837
Autoliv, Inc. (b)                                27,000          947,357
Granges AB (b)                                   55,900          826,581
Pricer AB Ser. B (b)                             23,500          827,496
Sparbanken Sverige AB Ser. A                     67,000        1,473,478
Stora Kopparbergs Ser. B                         70,878        1,163,521
Trygg-Hansa AB Ser. B                            34,017          660,723
                                                             ------------
                                                               7,521,993

SWITZERLAND-11.3%
Baloise Holdings                                    740        1,803,447
Ciba Specialty Chemicals A.G. (b)                34,500        3,178,621
Holderbank Financiere Glarus A.G.                 1,000          933,228
Nestle, S.A.                                      1,570        1,989,849
Novartis A.G.                                     3,450        5,530,117
Schindler Holding A.G.                            1,330        1,747,157
Sairgroup A.G. (b)                                1,130        1,448,603
Zurich Versicherungsgesellschaft                  5,200        2,115,580
                                                             ------------
                                                              18,746,602

UNITED KINGDOM-31.7%
BAA Plc.                                        114,000        1,072,869
Bass Plc.                                       135,000        1,847,602
Beazer Group Plc.                               225,000          596,298
BPB Plc.                                        315,100        1,734,800
British Aerospace Plc.                          133,000        2,910,404
British Airways Plc.                             90,000          980,662
British Petroleum Co. Plc.                      212,000        2,903,159
Cable & Wireless Plc.                           266,100        2,676,788
Compass Group Plc.                              169,000        1,697,253
Energy Group Plc.                                99,200        1,059,745
General Accident Plc.                            90,000        1,358,748
General Electric Co.Plc.                        368,200        2,132,883
Holliday Chemical Holdings Plc.                 324,000          725,749
Kingfisher Plc.                                 104,300        1,232,325
Ladbroke Group Plc.                             453,100        1,825,384
Lloyds TSB Group Plc.                            89,000          986,561
National Grid Group Plc.                        453,000        1,910,469
Next Plc.                                         7,700           95,968
Pearson Plc.                                    134,700        1,505,301
Rank Group Plc.                                 284,000        1,607,852
Reed International Plc.                         238,200        2,392,224
Reuters Holdings Plc.                           101,600        1,097,054
Rio Tinto Plc.                                   58,000          940,834
Royal & Sun Alliance Insurance Group Plc.       122,000        1,005,014
Rugby Group Plc.                                498,000          911,198
Scottish Power Plc.                              70,000          495,090
Shell Transport & Trading Co. Plc.              335,700        2,481,731
Siebe Plc.                                      123,000        2,213,208
SmithKline Beecham Plc.                          82,000        1,600,615
TI Group Plc.                                   230,000        2,055,106
Tomkins Plc.                                    519,000        2,610,396
United Assurance Group Plc.                     158,000        1,107,117
United News & Media Plc.                        125,100        1,444,209
Vodafone Group Plc.                             251,000        1,266,565
                                                             ------------
                                                              52,481,181

OTHER-0.1%
Asesores Bursatiles Capital
Fund N.V. (b) (c)                                     8          159,189
Total Common Stocks & Other Investments
  (cost $120,194,761)                                        151,962,688


9



PORTFOLIO OF INVESTMENTS (CONTINUED)                   ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
PREFERRED STOCKS-2.3%
GERMANY-2.3%
Henkel KGaA Vz                                   39,240     $  2,184,143
Hornbach Holding A.G.                            10,000          722,237
Klein, Schanz & Beck                              3,440          868,640
ProSieben Media A.G. (b)                          1,377           60,569
Total Preferred Stocks
  (cost $2,732,006)                                            3,835,589

TOTAL INVESTMENTS-94.0%
  (cost $122,926,767)                                       $155,798,277
Other assets less liabilities-6.0%                             9,849,123
NET ASSETS-100%                                             $165,647,400


(a) Securities or portion thereof, with an aggregate market value of $23,060,106 have been segregated to collateralize a forward exchange currency contract.

(b)  Non-income producing.

(c)  Restricted and illiquid securities, valued at fair value (see Notes A & F).

     See notes to financial statements.


10



STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1997                                          ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $122,926,767)         $155,798,277
  Cash, at value (cost $4,422,418)                                   4,417,749
  Receivable for investment securities sold                         15,515,428
  Unrealized appreciation of forward exchange currency contract      1,409,340
  Receivable for capital stock sold                                  1,120,642
  Dividends receivable                                                 992,305
  Total assets                                                     179,253,741

LIABILITIES
  Payable for investment securities purchased                       11,846,839
  Payable for capital stock redeemed                                 1,193,574
  Advisory fee payable                                                 146,183
  Distribution fee payable                                              90,169
  Accrued expenses and other liabilities                               329,576
  Total liabilities                                                 13,606,341

NET ASSETS                                                        $165,647,400

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $     90,841
  Additional paid-in capital                                       120,563,125
  Distributions in excess of net investment income                    (108,026)
  Accumulated net realized gain on investments and foreign
    currency transactions                                           10,926,554
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                     34,174,906
                                                                  $165,647,400

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($78,577,953/
    4,222,355 shares of
  capital stock issued and outstanding)                                 $18.61
  Sales charge--4.25% of public offering price                             .83
  Maximum offering price                                                $19.44

  CLASS B SHARES
  Net asset value and offering price per share ($66,031,769/
    3,694,124 shares of
  capital stock issued and outstanding)                                 $17.87

  CLASS C SHARES
  Net asset value and offering price per share ($16,907,167/
    945,310 shares of
  capital stock issued and outstanding)                                 $17.89

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per share($4,130,511
    /222,298 shares of capital stock issued and outstanding)            $18.58


See notes to financial statements.


11



STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 1997                               ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $506,949)            $ 3,504,862

EXPENSES
  Advisory fee                                       $1,497,867
  Distribution fee - Class A                            217,076
  Distribution fee - Class B                            524,057
  Distribution fee - Class C                            135,749
  Transfer agency                                       252,068
  Custodian                                             225,194
  Audit and legal                                       142,492
  Administrative                                        139,000
  Registration                                           83,739
  Printing                                               76,623
  Directors' fees                                        34,000
  Miscellaneous                                          32,247
  Total expenses                                      3,360,112
  Less: expense offset arrangement (see note B)         (17,417)
  Net expenses                                                       3,342,695
  Net investment income                                                162,167

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment transactions                      11,157,469
  Net realized loss on foreign currency transactions                  (309,271)
  Net change in unrealized appreciation (depreciation) of:
    Investments                                                     23,275,056
    Foreign currency denominated assets and liabilities              1,721,649
  Net gain on investments and foreign currency transactions         35,844,903

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $36,007,070


See notes to financial statements.


12



STATEMENT OF CHANGES IN NET ASSETS                     ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

                                                     YEAR ENDED     YEAR ENDED
                                                      JULY 31,       JULY 31,
                                                        1997           1996
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                            $    162,167   $  1,112,997
  Net realized gain on investments and foreign
    currency transactions                            10,848,198     11,244,256
  Net change in unrealized appreciation
    (depreciation) of investments and foreign
    currency denominated assets and liabilities      24,996,705     (3,136,809)
  Net increase in net assets from operations         36,007,070      9,220,444

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                            (576,971)            -0-
    Class B                                                  -0-            -0-
    Class C                                                  -0-            -0-
    Advisor Class                                       (27,293)            -0-
  Distributions in excess of net investment income
    Class A                                            (110,528)            -0-
    Class B                                            (294,871)            -0-
    Class C                                             (77,561)            -0-
    Advisor Class                                       (44,709)            -0-
  Net realized gain on investments
    Class A                                          (5,185,709)    (2,403,847)
    Class B                                          (3,892,291)    (1,133,126)
    Class C                                          (1,023,804)      (271,554)
    Advisor Class                                      (413,229)            -0-

CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)                            14,458,994     (7,025,006)
  Total increase (decrease)                          38,819,098     (1,613,089)

NET ASSETS
  Beginning of year                                 126,828,302    128,441,391
  End of year (including undistributed net
    investment income of $386,447 at
    July 31, 1996)                                 $165,647,400   $126,828,302


See notes to financial statements.


13



NOTES TO FINANCIAL STATEMENTS
JULY 31, 1997                                          ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance New Europe Fund, Inc. (the "Fund"), which is a Maryland corporation, is registered under the Investment Company Act of 1940, as a non-diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a United States or European stock exchange for which market quotations are readily available are valued at the last quoted sales price on that exchange on the day of valuation or, if no such closing price is available, at the last bid price quoted on such day. Other securities, including securities of issuers within Eastern European countries, for which market quotations are readily available are valued in a like manner. Readily marketable fixed income securities are valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair market value of such securities. Securities, including securities of issuers within Eastern European countries, and assets for which market quotations are not readily available, including investments that are subject to limitations as to their sale (restricted securities), are valued at fair value as determined in good faith by the Fund's Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign exchange gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities and forward currency exchange contracts, holding of foreign currencies, exchange gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of foreign currency denominated assets and liabilities.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.


14



                                                       ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification. During the current fiscal year, permanent differences, primarily due to the tax treatment of Passive Foreign Investment Companies and foreign currency gains and losses, resulted in a decrease to additional paid-in capital, accumulated net realized gain on investments and foreign currency denominated assets and liabilities and distributions in excess of net investment income. This reclassification had no affect on net assets.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee equal to the annualized rate of 1.10% of the Fund's average daily net assets up to $100 million, .95% of the next $100 million of the Fund's average daily net assets and .80% of the Fund's average daily net assets over $200 million. Pursuant to the advisory agreement, the Fund paid $139,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended July 31, 1997.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $168,765 for the year ended July 31, 1997.

In addition, for the year ended July 31, 1997, the fund's expenses were reduced by $17,417 under an expense offset arrangements with Alliance Fund Services. Transfer Agency fees reported in the statement of operations exclude these credits.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $10,280 from the sale of Class A shares and $3,183, $109,336 and $9,181 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, B and Class C shares, respectively, for the year ended July 31, 1997.

Brokerage commissions paid on investment transactions for the year ended July 31, 1997, amounted to $1,511,793, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor to DLJ directly.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $2,535,456 and $541,239 for Class B and C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


15



NOTES TO FINANCIAL STATEMENTS (CONTINUED)              ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $122,680,116 and $123,750,426, respectively, for the year ended July 31, 1997. There were no purchases or sales of U.S. government and government agency obligations for the year ended July 31, 1997.

At July 31, 1997, the cost of investments for federal income tax purposes was $123,449,514. Accordingly, gross unrealized appreciation of investments was $34,198,229 and gross unrealized depreciation of investments was $1,849,466, resulting in net unrealized appreciation of $32,348,763.

FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward foreign exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward foreign exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss from foreign currency transactions.

Fluctuations in the value of forward foreign exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward foreign exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

At July 31, 1997, the Fund had an outstanding forward foreign exchange currency contract, as follows:

                                CONTRACT    VALUE ON     U.S. $
                                 AMOUNT   ORIGINATION    CURRENT    UNREALIZED
                                  (000)       DATE        VALUE    APPRECIATION
                                --------  -----------  -----------  -----------
FOREIGN CURRENCY SALE CONTRACT
French Francs, maturing 9/06/97  130,000  $22,447,077  $21,037,737  $1,409,340


NOTE E: CAPITAL STOCK
There are 200,000,000 shares of $0.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 50,000,000 authorized shares. Transactions in shares of beneficial interest were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                       JULY 31,       JULY 31,      JULY 31,        JULY 31,
                         1997           1996          1997            1996
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold            1,303,075     1,080,506    $ 21,713,136    $ 16,829,742
Shares issued in
  reinvestment of
  dividends and
  distributions          254,664        87,353       3,984,275       1,262,243
Shares converted
  from Class B           100,299        38,780       1,691,373         620,439
Shares redeemed       (2,108,514)   (2,233,336)    (35,513,171)    (33,970,313)
Net decrease            (450,476)   (1,026,697)   $ (8,124,387)   $(15,257,889)


16



                                                       ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                       JULY 31,       JULY 31,      JULY 31,        JULY 31,
                         1997           1996          1997            1996
                     ------------  ------------  --------------  --------------
CLASS B
Shares sold            1,781,457     1,396,359    $ 28,883,265    $ 20,526,104
Shares issued in
  reinvestment of
  dividends and
  distributions          172,848        46,664       2,609,985         654,706
Shares converted
  to Class A            (104,138)      (39,816)     (1,691,373)       (620,439)
Shares redeemed         (941,780)     (965,104)    (15,417,285)    (14,257,684)
Net increase             908,387       438,103    $ 14,384,592    $  6,302,687

CLASS C
Shares sold            1,141,931       818,362    $ 18,134,537    $ 12,075,167
Shares issued in
  reinvestment of
  dividends and
  distributions           35,907         5,746         543,388          80,733
Shares redeemed         (893,992)     (692,655)    (14,251,265)    (10,225,704)
Net increase             283,846       131,453    $  4,426,660    $  1,930,196


                    OCT. 2, 1996(A)              OCT. 2, 1996(A)
                          TO                            TO
                     JULY 31, 1997                JULY 31, 1997
                    --------------               ----------------
ADVISOR CLASS
Shares sold              572,938                  $  9,725,312
Shares issued in
  reinvestment of
  distributions           26,029                       405,264
Shares redeemed         (376,669)                   (6,358,447)
Net increase             222,298                  $  3,772,129



NOTE F: RESTRICTED AND ILLIQUID SECURITIES
                                                 DATE
SECURITY                                       ACQUIRED         U.S. $ COST
--------                                      ----------        -----------
Asesores Bursatiles Capital Fund N.V.          10/29/90           $340,973
Thermo Eurotech N.V.                            3/19/91            512,088
Unidad Editorial, S.A.                         10/01/92            699,170


The securities shown above are restricted as to sale and have been valued at fair value in accordance with procedures described in Note A. The value of these securities at July 31, 1997 was $1,187,926, representing 0.7% of net assets.

NOTE G: CONCENTRATION OF RISK
The Fund has invested approximately 32% of its net assets in United Kingdom equity securities. Political, social or economic changes in this market may have a greater impact on the value of the Fund's portfolio due to this concentration.


(a)  Commencement of distribution.


17



FINANCIAL HIGHLIGHTS                                   ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                  CLASS A
                                            ------------------------------------------------------------------------------
                                                                                       MARCH 1,
                                                                                        1994
                                                       YEAR ENDED JULY 31,               TO       YEAR ENDED FEBRUARY 28,
                                            --------------------------------------     JULY 31,   ------------------------
                                                1997          1996         1995        1994(A)        1994         1993
                                            ------------  -----------  -----------  ------------  -----------  -----------
Net asset value, beginning of period          $15.84        $15.11       $12.66       $12.53         $9.37        $9.81

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .07(b)        .18          .04          .09           .02(b)       .04
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  4.20          1.02         2.50          .04          3.14         (.33)

Net increase (decrease) in net asset
  value from operations                         4.27          1.20         2.54          .13          3.16         (.29)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.15)           -0-        (.09)          -0-           -0-        (.15)
Distributions in excess of net investment
income                                          (.03)           -0-          -0-          -0-           -0-          -0-
Distributions from net realized gains on
  investments and foreign currency
  transactions                                 (1.32)         (.47)          -0-          -0-           -0-          -0-

Total dividends and distributions              (1.50)         (.47)        (.09)          -0-           -0-        (.15)
Net asset value, end of period                $18.61        $15.84       $15.11       $12.66        $12.53        $9.37

TOTAL RETURN
Total investment return based on net
asset value (c)                                28.78%         8.20%       20.22%        1.04%        33.73%       (2.82)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $78,578       $74,026      $86,112      $86,739       $90,372      $79,285
Ratio of expenses to average net assets         2.05%(d)      2.14%        2.09%        2.06%(e)      2.30%        2.25%
Ratio of net investment income to
  average net assets                             .40%         1.10%         .37%        1.85%(e)       .17%         .47%
Portfolio turnover rate                           89%           69%          74%          35%           94%         125%
Average commission rate paid (f)              $.0569            --           --           --            --           --


See footnote summary on page 21.


18



                                                       ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                  CLASS B
                                            ------------------------------------------------------------------------------
                                                                                       MARCH 1,
                                                                                        1994
                                                       YEAR ENDED JULY 31,               TO       YEAR ENDED FEBRUARY 28,
                                            --------------------------------------     JULY 31,   ------------------------
                                                1997          1996         1995        1994(A)        1994         1993
                                            ------------  -----------  -----------  ------------  -----------  -----------
Net asset value, beginning of period          $15.31        $14.71       $12.41       $12.32         $9.28        $9.74

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                    (.04)(b)       .08         (.05)         .07          (.05)(b)     (.02)
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  4.02           .99         2.44          .02          3.09         (.33)
Net increase (decrease) in net asset
  value from operations                         3.98          1.07         2.39          .09          3.04         (.35)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income              -0-           -0-        (.09)          -0-           -0-        (.11)
Dividends in excess of net investment income    (.10)           -0-          -0-          -0-           -0-          -0-
Dividends from net realized gains on
  investments and foreign currency
  transactions                                 (1.32)         (.47)          -0-          -0-           -0-          -0-
Total dividends and distributions              (1.42)         (.47)        (.09)          -0-           -0-        (.11)
Net asset value, end of period                $17.87        $15.31       $14.71       $12.41        $12.32        $9.28

TOTAL RETURN
Total investment return based on net
  asset value (c)                              27.76%         7.53%       19.42%         .73%        32.76%       (3.49)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $66,032       $42,662      $34,527      $31,404       $20,729       $1,732
Ratio of expenses to average net assets         2.75%(d)      2.86%        2.79%        2.76%(e)      3.02%        3.00%
Ratio of net investment income (loss) to
  average net assets                            (.23)%         .59%        (.33)%       1.15%(e)      (.52)%       (.50)%
Portfolio turnover rate                           89%           69%          74%          35%           94%         125%
Average commission rate paid (f)              $.0569            --           --           --            --           --


See footnote summary on page 21.


19



FINANCIAL HIGHLIGHTS (CONTINUED)                       ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                         CLASS C
                                            -------------------------------------------------------------------
                                                                                       MARCH 1,       MAY 3,
                                                                                        1994         1993(G)
                                                       YEAR ENDED JULY 31,               TO            TO
                                            --------------------------------------     JULY 31,    FEBRUARY 28,
                                                1997          1996         1995        1994(A)        1994
                                            ------------  -----------  -----------  ------------  -------------
Net asset value, beginning of period          $15.33        $14.72       $12.42       $12.33        $10.21

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                    (.04)(b)       .08         (.07)         .06          (.04)(b)
Net realized and unrealized gain
  on investments and foreign currency
  transactions                                  4.02          1.00         2.46          .03          2.16
Net increase in net asset value
  from operations                               3.98          1.08         2.39          .09          2.12

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income              -0-           -0-        (.09)          -0-           -0-
Distributions in excess of net
  investment income                             (.10)           -0-          -0-          -0-           -0-
Distributions from net realized gains on
  investments and foreign currency
  transactions                                 (1.32)         (.47)          -0-          -0-           -0-
Total dividends and distributions              (1.42)         (.47)        (.09)          -0-           -0-
Net asset value, end of period                $17.89        $15.33       $14.72       $12.42        $12.33

TOTAL RETURN
Total investment return based on net
  asset value (c)                              27.73%         7.59%       19.40%         .73%        20.77%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $16,907       $10,141       $7,802      $11,875       $10,886
Ratio of expenses to average net assets         2.74%(d)      2.87%        2.78%        2.76%(e)      3.00%(e)
Ratio of net investment income (loss)
  to average net assets                         (.23)%         .58%        (.33)%       1.15%(e)      (.52)%(e)
Portfolio turnover rate                           89%           69%          74%          35%           94%
Average commission rate paid (f)              $.0569            --           --           --            --


See footnote summary on page 21.


20



                                                       ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                            ADVISOR CLASS
                                                          ------------------
                                                          OCTOBER 2, 1996(G)
                                                                   TO
                                                             JULY 31, 1997
                                                          ------------------
Net asset value, beginning of period                            $16.25

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                                          .11
Net realized and unrealized gain on investments
  and foreign currency transactions                               3.76
Net increase in net asset value from operations                   3.87

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                              (.09)
Distribution in excess of net investment income                   (.14)
Distributions from net realized gains on investments
  and foreign currency transactions                              (1.32)
Total dividends and distributions                                (1.55)
Net asset value, end of period                                  $18.57

TOTAL RETURN
Total investment return based on net asset value (c)             25.76%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                       $4,130
Ratio of expenses to average net assets (e)                       1.71%
Ratio of net investment income to average net assets (e)           .77%
Portfolio turnover rate                                             89%
Average commission rate paid                                    $.0569


(a)  The Fund changed its year end from February 28 to July 31.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return for a period of less than one year is not annualized.

(d) Ratio reflects expenses grossed up for expense offset arrangement with the Transfer Agent. For the year ended July 31, 1997, the net expense ratio was 2.04%, 2.74%, 2.73%, 1.71% for Class A, B, C and Advisor Class shares, respectively.

(e)  Annualized.

(f) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for trades on which commissions are charged.

(g)  Commencement of distribution.


21



REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                                   ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCE NEW EUROPE FUND, INC.

We have audited the accompanying statement of assets and liabilities of Alliance New Europe Fund, Inc. (the "Fund"), including the portfolio of investments, as of July 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assur-ance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance New Europe Fund, Inc. at July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
September 3, 1997



FOREIGN TAX CREDIT (UNAUDITED)
_______________________________________________________________________________

The Fund paid foreign taxes during the fiscal year ended July 31, 1997, which it intends to pass through pursuant to Section 853 of the Internal Revenue Code to its shareholders.


22



                                                       ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
W.H. HENDERSON (1)
STIG HOST (1)
RICHARD M. LILLY (1)
ALAN J. STOGA (1)

OFFICERS
THOMAS J. BARDONG, VICE PRESIDENT
FRANCIS REEVES, VICE PRESIDENT
GREG ECKERSLEY, VICE PRESIDENT
DANIEL V. PANKER, VICE PRESIDENT
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
EDMUND P. BERGAN, JR., SECRETARY
VINCENT S. NOTO, CONTROLLER

CUSTODIAN AND ADMINISTRATOR
THE BANK OF NEW YORK
48 Wall Street
New York, NY 10286

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672


(1)  Member of the Audit Committee.


23



ALLIANCE NEW EUROPE FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

EURAR